ADVANCED SERIES TRUST

AST Goldman Sachs Small-Cap Value Portfolio

Supplement dated January 20, 2022 to the

Currently Effective Summary Prospectus, Prospectus and Statement of Additional Information

This supplement should be read in conjunction with the currently effective Summary Prospectus for the AST Goldman Sachs Small- Cap Value Portfolio (the Portfolio), and the Prospectus and the Statement of Additional Information (the SAI) for the Advanced Series Trust (the Trust). The Portfolio discussed in this supplement may not be available under your variable contract. For more information about the portfolios available under your variable contract, please refer to your contract prospectus.

Reorganization

The Board of Trustees of the Trust (the Board) recently approved the reorganization (the Reorganization) of the Portfolio (the Target Portfolio) into the AST Small-Cap Value Portfolio (the Acquiring Portfolio), another series of the Trust. The Reorganization is subject to approval by the shareholders of the Target Portfolio. It is anticipated that a proxy statement/prospectus relating to the Reorganization will be mailed to Target Portfolio shareholders on or about April 13, 2022, and that the special meeting of the Target Portfolio's shareholders will be held on May 24, 2022.

Pursuant to the Reorganization, the assets and liabilities of the Target Portfolio would be exchanged for shares of the Acquiring Portfolio, and Target Portfolio shareholders would become shareholders of the Acquiring Portfolio. No charges would be imposed in connection with the proposed Reorganization. The Acquiring Portfolio shares to be received by the Target Portfolio shareholders in the proposed Reorganization would be equal in value to the Target Portfolio shares held by such shareholders immediately prior to the proposed Reorganization. The Target Portfolio and the Acquiring Portfolio anticipate obtaining an opinion of counsel to the effect that the proposed Reorganization would not result in any adverse federal income tax consequences to either the Target Portfolio or the Acquiring Portfolio, or their respective shareholders.

If the required shareholder approvals are obtained and all required closing conditions are satisfied, including receipt of the tax opinion, it is expected that the proposed Reorganization will be completed in, or around, the second quarter of 2022, or as soon as reasonably practicable once shareholder approval is obtained.

The Board also recently approved the following changes to the Acquiring Portfolio, which are not contingent on shareholder approval of the Reorganization: (i) replacing LMCG Investments, LLC with Goldman Sachs Asset Management, L.P., Boston Partners Global Investors, Inc., and Hotchkis and Wiley Capital Management, LLC as subadvisers to the Acquiring Portfolio, to serve alongside J.P. Morgan Investment Management Inc.; and (ii) revising the investment strategy of the Acquiring Portfolio. These changes to the Acquiring Portfolio are expected to be implemented during the first quarter of 2022.

THIS SUPPLEMENT SHOULD BE READ AND RETAINED FOR FUTURE REFERENCE.

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